UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 28, 2006

Vail Resorts, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9614 (Commission File Number)	51-0291762 (IRS Employer Identification No.)

137 Benchmark Road Avon, Colorado (Address of principal executive offices)	81620 (Zip Code)

Registrant’s telephone number, including area code:	(970) 845-2500

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act
[ ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 30, 2006, Vail Resorts, Inc. (the “Company”) announced that Adam Aron was resigning his positions as Chief Executive Officer and Chairman of the Board of Directors of the Company effective June 28, 2006. During the transition, the members of the Executive Committee of the Company’s Board of Directors (other than Mr. Aron) — Rob Katz (the Company’s lead director) and Joe R. Micheletto — will step up their oversight and direct involvement in key decisions being made at the Company.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Press Release, dated January 30, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 30, 2006	Vail Resorts, Inc.
By: /s/ Martha D. Rehm
Martha D. Rehm
Senior Vice President and General Counsel